            Dear Shareholder,
    [PHOTO] With the support of investors like you, SchwabFunds-Registered
            Trademark- continues to be among the largest and fastest-growing mutual fund families in the nation. Charles Schwab Investment
            Management, Inc. (CSIM) now manages over $60 billion in assets for more than 3.3 million SchwabFunds shareholders and offers 34 funds spanning a spectrum of financial markets and investing styles.

ASSET ALLOCATION AND BOND FUNDS

It is prudent to periodically scrutinize your investment portfolio--in particular how your assets are allocated among various asset classes, namely stocks, bonds and cash. Remember that diversifying your portfolio with bond funds as part of your asset allocation plan can help stabilize your portfolio over the long term while still providing competitive returns. This is because changing market conditions may affect various asset classes differently--for example, as stocks decrease, bonds may increase or vice versa. Of course, bear in mind that share prices of bond funds, like all investments, fluctuate with market conditions.

If you have any questions about your own investment plan or need help getting started, contact your local Schwab branch to set up a free consultation with one of our representatives. Additionally, I encourage you to visit our Web site at WWW.SCHWAB.COM/SCHWABFUNDS, where you'll find online resources and tools to help you evaluate or develop your investment plan.

NEW INVESTMENT OPPORTUNITIES

As a strong proponent of indexing as an investment strategy, we introduced the converted Schwab Bond Index Funds--Schwab Short-Term Bond Market Index Fund and Schwab Total Bond Market Index Fund--late last year.(1) Each Fund is broad-based and diversified and seeks to track indices representing a broad spectrum of the overall bond market. These Funds may provide excellent opportunities to diversify your equity portfolio.

In addition, we introduced two new municipal money funds in early February. The Schwab New Jersey Municipal Money Fund and the Schwab Pennsylvania Municipal Money Fund are designed to offer taxpayers in those states opportunities for additional tax savings.(2)

For a free prospectus on Schwab money funds, bond funds, or any other SchwabFund, please call us toll-free at 1-800-435-4000. The prospectus contains more information, including fees and expenses. Please be sure to read the prospectus before investing.

Thank you for placing your trust in SchwabFunds. We will continue to explore new strategies to help you meet your investment goals and to provide you with timely information on SchwabFunds.

                            /s/ Charles R. Schwab
                            Charles R. Schwab

(1) Formerly the Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund, respectively.
(2) Income may be subject to the federal alternative minimum tax (AMT).

TABLE OF CONTENTS

                                                                                     Page
                                                                                     -----

A Word from SchwabFunds-Registered Trademark-...................................           2

Schwab California Short/Intermediate Tax-Free Bond Fund.........................           4

Schwab California Long-Term Tax-Free Bond Fund..................................           6

The Portfolio Management Team...................................................           8

Market Overview.................................................................           9

Questions to the Portfolio Management Team......................................          17

Financial Statements and Notes..................................................          21

A WORD FROM SCHWABFUNDS-REGISTERED TRADEMARK-

    We are pleased to bring you the semi-annual report for Schwab California Short/ Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund (the Funds) for the six-month period ended February 28, 1998.

    During the reporting period, the Funds achieved their primary objectives of providing a high level of current income exempt from federal and State of California personal income taxes, consistent with preservation of capital.(1) The chart below shows the income dividends on a per-share basis paid by the Funds during each fiscal year or period since inception.

          DIVIDENDS PAID BY THE SCHWAB CALIFORNIA TAX-FREE BOND FUNDS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     INCOME DIVIDENDS PER SHARE
Fiscal Year
Schwab California Short/Intermediate       1992*     1993**       1994       1995       1996       1997    1998***
Tax-Free Bond Fund                         $0.00      $0.13      $0.37      $0.42      $0.43      $0.43       0.22
Schwab California Long-Term
Tax-Free Bond Fund                         $0.51      $0.38      $0.56      $0.56      $0.57      $0.56       0.29

  * Period from inception (2/24/92) through 12/31/91.
 ** Period from inception (4/21/93) through 8/31/93 for Schwab California
    Short/Intermediate Tax-Free Bond Fund and for the eight-month period ended 8/31/93 for Schwab California Long-Term Tax-Free Bond Fund.
*** For the six-month period ended 2/28/98 for both Funds.

(1) Income from the Funds may be subject to the federal alternative minimum tax
    (AMT).

TAXABLE EQUIVALENT YIELD

    The taxable equivalent yield represents the pre-tax yield a taxable investment would have to pay to be equivalent to a tax-exempt yield on an after-tax basis and may be helpful in evaluating the performance of a tax-exempt investment. The table below shows the Funds' 30-day SEC yields as of 2/28/98 and the taxable equivalent yields,(2) assuming a maximum combined federal and State of California personal income tax rate of 45.22%. Shareholder tax rates may be different.

                                                                  30-Day SEC    Taxable Equivalent
                                                                     Yield       30-Day SEC Yield
---------------------------------------------------------------------------------------------------
Schwab California Short/Intermediate Tax-Free Bond Fund                3.78%             6.90%
---------------------------------------------------------------------------------------------------
Schwab California Long-Term Tax-Free Bond Fund                         4.83%             8.82%
---------------------------------------------------------------------------------------------------

(2) A portion of both Funds' expenses was reduced during the reporting period. Without such reductions, both Funds' SEC yields would have been lower.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO COMPOSITION

    The Fund invests primarily in debt securities issued by or on behalf of the State of California and its political subdivisions, agencies or instrumentalities. Under normal market conditions, the Fund seeks to maintain a dollar-weighted average portfolio maturity of between two and five years.

    The chart below presents the Fund's portfolio as of 2/28/98 based on published ratings from Standard & Poor's Ratings Group and/or Moody's Investors Service, which are recognized rating services. Categories reflect the higher published ratings for securities rated differently by the two agencies, and percentages are dollar weighted. This information is not necessarily indicative of the Fund's future holdings.

            SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

                 Portfolio Composition as of February 28, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA                             45%
AA                              23%
A                               21%
Short-Term Investments          11%

    The chart on the following page compares the growth of a hypothetical $10,000 investment in the Fund, made at inception, with a similar investment in the Lehman Brothers Three-Year Municipal Bond Index (Lehman 3-Year Muni Index). THIS INFORMATION IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS.

    TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest in an index directly.

                COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL
         $10,000 INVESTMENT IN THE SCHWAB CALIFORNIA SHORT/INTERMEDIATE
              TAX-FREE BOND FUND AND THE LEHMAN 3-YEAR MUNI INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   SCHWAB CALIFORNIA
                   SHORT/INTERMEDIATE          LEHMAN BROTHERS 3-YEAR
                   TAX-FREE BOND FUND           MUNICIPAL BOND INDEX
4/21/93                               $10,000                 $10,000
4/30/93                                $9,990                  $9,994
5/31/93                               $10,037                 $10,021
6/30/93                               $10,136                 $10,085
7/31/93                               $10,157                 $10,090
8/31/93                               $10,257                 $10,185
9/30/93                               $10,328                 $10,229
10/31/93                              $10,340                 $10,251
11/30/93                              $10,310                 $10,237
12/31/93                              $10,444                 $10,345
1/31/94                               $10,517                 $10,429
2/28/94                               $10,372                 $10,332
3/31/94                               $10,188                 $10,207
4/30/94                               $10,239                 $10,267
5/31/94                               $10,272                 $10,315
6/30/94                               $10,253                 $10,318
7/31/94                               $10,356                 $10,404
8/31/94                               $10,390                 $10,441
9/30/94                               $10,350                 $10,415
10/31/94                              $10,280                 $10,390
11/30/94                              $10,167                 $10,371
12/31/94                              $10,227                 $10,416
1/31/95                               $10,350                 $10,502
2/28/95                               $10,503                 $10,613
3/31/95                               $10,598                 $10,708
4/30/95                               $10,614                 $10,744
5/31/95                               $10,826                 $10,909
6/30/95                               $10,809                 $10,935
7/31/95                               $10,925                 $11,050
8/31/95                               $11,030                 $11,137
9/30/95                               $11,090                 $11,168
10/31/95                              $11,174                 $11,222
11/30/95                              $11,256                 $11,294
12/31/95                              $11,296                 $11,341
1/31/96                               $11,366                 $11,430
2/29/96                               $11,358                 $11,432
3/31/96                               $11,308                 $11,404
4/30/96                               $11,325                 $11,418
5/31/96                               $11,332                 $11,428
6/30/96                               $11,393                 $11,497
7/31/96                               $11,466                 $11,560
8/31/96                               $11,483                 $11,577
9/30/96                               $11,557                 $11,648
10/31/96                              $11,634                 $11,730
11/30/96                              $11,742                 $11,839
12/31/96                              $11,737                 $11,845
1/31/97                               $11,776                 $11,897
2/28/97                               $11,837                 $11,955
3/31/97                               $11,762                 $11,893
4/30/97                               $11,815                 $11,944
5/31/97                               $11,916                 $12,041
6/30/97                               $11,991                 $12,112
7/31/97                               $12,139                 $12,256
8/31/97                               $12,120                 $12,231
9/30/97                               $12,196                 $12,319
10/31/97                              $12,227                 $12,374
11/30/97                              $12,268                 $12,410
12/31/97                              $12,346                 $12,494
1/31/98                               $12,433                 $12,576
2/28/98                               $12,459                 $12,603

           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 2/28/98

                                                                                    Since
                                                                                  Inception     30-day SEC
                                                        6-Month(3)     1-Year     (4/21/93)       Yield
-----------------------------------------------------------------------------------------------------------
Schwab California Short/Intermediate Tax-Free Bond
  Fund(4)                                                    2.80%        5.26%        4.62%         3.78%
-----------------------------------------------------------------------------------------------------------
Lehman 3-Year Muni Index                                     3.04%        5.42%        4.87%           --
-----------------------------------------------------------------------------------------------------------

NASD regulations require that we report Fund performance data as of the most recent calendar quarter. As of 12/31/97, the Fund's 6-month, 1-year and since-inception average annual total returns were 2.96%, 5.19% and 4.58%, respectively. The 30-day SEC yield was 3.98%.(5)

(3) Actual, not annualized, since period is less than one year.
(4) A portion of the Fund's expenses was reduced during the reporting period. Without such reductions, as of 2/28/98, the Fund's 6-month, 1-year, and since-inception average annual total returns would have been 2.55%, 4.78% and 4.19%, respectively. The 30-day SEC yield would have been 3.31%.
(5) A portion of the Fund's expenses was reduced during the reporting period. Without such reductions, as of 12/31/97, the Fund's 6-month, 1-year, and since-inception average annual total returns would have been 2.71%, 4.73% and 4.15%, respectively. The 30-day SEC yield would have been 3.48%.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

PORTFOLIO COMPOSITION

    The Fund invests primarily in debt securities issued by or on behalf of the State of California and its political subdivisions, agencies or instrumentalities. Under normal market conditions, the Fund seeks to maintain a dollar-weighted average portfolio maturity of ten years or longer.

    The chart below presents the Fund's portfolio as of 2/28/98 based on published ratings from Standard & Poor's Ratings Group and/or Moody's Investor Service, which are recognized rating services. Categories reflect the higher published ratings for securities rated differently by the two agencies, and percentages are dollar weighted. Please note that this information is not necessarily indicative of the Fund's future holdings.

                 SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

                 Portfolio Composition as of February 28, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA                             69%
AA                              12%
A                               14%
BAA                              3%
Short-Term Investments           2%

    The chart on the following page compares the growth of a hypothetical $10,000 investment in the Fund, made at inception, with a similar investment in the Lehman Brothers General Obligation Municipal Bond Index (Lehman Muni Bond Index). THIS INFORMATION IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS.

    TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest in an index directly.

                COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL
         $10,000 INVESTMENT IN THE SCHWAB CALIFORNIA LONG-TERM TAX-FREE
                    BOND FUND AND THE LEHMAN MUNI BOND INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           Schwab California Long-Term   Lehman Brothers General
                    Tax-Free Bond Fund      Municipal Bond Index
2/24/92                        $10,000                   $10,000
3/31/92                        $10,099                   $10,004
4/30/92                        $10,217                   $10,093
5/31/92                        $10,410                   $10,212
6/30/92                        $10,633                   $10,383
7/31/92                        $11,082                   $10,694
8/31/92                        $10,786                   $10,590
9/30/92                        $10,835                   $10,659
10/31/92                       $10,474                   $10,554
11/30/92                       $10,921                   $10,743
12/31/92                       $11,110                   $10,853
1/31/93                        $11,256                   $10,979
2/28/93                        $11,775                   $11,376
3/31/93                        $11,561                   $11,256
4/30/93                        $11,674                   $11,370
5/31/93                        $11,736                   $11,434
6/30/93                        $11,969                   $11,624
7/31/93                        $11,957                   $11,640
8/31/93                        $12,235                   $11,882
9/30/93                        $12,371                   $12,017
10/31/93                       $12,412                   $12,041
11/30/93                       $12,263                   $11,934
12/31/93                       $12,541                   $12,186
1/31/94                        $12,671                   $12,326
2/28/94                        $12,304                   $12,006
3/31/94                        $11,683                   $11,517
4/30/94                        $11,768                   $11,615
5/31/94                        $11,867                   $11,716
6/30/94                        $11,747                   $11,644
7/31/94                        $12,008                   $11,864
8/31/94                        $12,026                   $11,905
9/30/94                        $11,824                   $11,730
10/31/94                       $11,508                   $11,521
11/30/94                       $11,235                   $11,313
12/31/94                       $11,420                   $11,562
1/31/95                        $11,901                   $11,893
2/28/95                        $12,295                   $12,238
3/31/95                        $12,414                   $12,379
4/30/95                        $12,407                   $12,394
5/31/95                        $12,825                   $12,789
6/30/95                        $12,613                   $12,677
7/31/95                        $12,685                   $12,797
8/31/95                        $12,866                   $12,960
9/30/95                        $12,972                   $13,041
10/31/95                       $13,228                   $13,230
11/30/95                       $13,507                   $13,450
12/31/95                       $13,690                   $13,579
1/31/96                        $13,785                   $13,682
2/29/96                        $13,664                   $13,589
3/31/96                        $13,436                   $13,415
4/30/96                        $13,369                   $13,378
5/31/96                        $13,379                   $13,373
6/30/96                        $13,550                   $13,518
7/31/96                        $13,700                   $13,641
8/31/96                        $13,693                   $13,639
9/30/96                        $13,920                   $13,830
10/31/96                       $14,073                   $13,986
11/30/96                       $14,365                   $14,242
12/31/96                       $14,283                   $14,182
1/31/97                        $14,294                   $14,209
2/28/97                        $14,429                   $14,340
3/31/97                        $14,175                   $14,149
4/30/97                        $14,316                   $14,268
5/31/97                        $14,581                   $14,482
6/30/97                        $14,706                   $14,637
7/31/97                        $15,266                   $15,042
8/31/97                        $15,056                   $14,901
9/30/97                        $15,253                   $15,078
10/31/97                       $15,359                   $15,175
11/30/97                       $15,475                   $15,264
12/31/97                       $15,717                   $15,487
1/31/98                        $15,918                   $15,646
2/28/98                        $15,906                   $15,651

           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 2/28/98

                                                                                          Since
                                                                                        Inception     30-day SEC
                                                6-Month(6)      1-Year      5-Year      (4/21/93)        Yield
------------------------------------------------------------------------------------------------------------------
Schwab California Long-Term Tax-Free Bond
  Fund(7)                                            5.65%        10.25%       6.20%        8.02%          4.83%
------------------------------------------------------------------------------------------------------------------
Lehman Muni Bond Index                               5.04%         9.15%       6.59%        7.73%            --
------------------------------------------------------------------------------------------------------------------

    NASD regulations require that we report Fund performance data as of the most recent calendar quarter. As of 12/31/97, the Fund's 6-month, 1-year, 5-year and since-inception average annual total returns were: 6.87%, 10.04%, 7.18% and 8.02%, respectively. The 30-day SEC yield was 4.94%.(8)

(6) Actual, not annualized, since period is less than one year.
(7) A portion of the Fund's expenses was reduced during the reporting period. Without such reductions, as of 2/28/98, the Fund's 6-month, 1-year, 5-year and since-inception average annual total returns would have been 5.45%, 9.85%, 5.90% and 7.62%, respectively. The 30-day SEC yield would have been 4.47%.
(8) A portion of the Fund's expenses was reduced during the reporting period. Without such reductions, as of 12/31/97, the Fund's 6-month, 1-year, 5-year and since-inception average annual total returns would have been 6.67%, 9.66%, 6.89% and 7.63%, respectively. The 30-day SEC yield would have been 4.56%.

THE PORTFOLIO MANAGEMENT TEAM

    STEPHEN B. WARD--Senior Vice President and Chief Investment Officer--has overall responsibility for the management of the Funds' portfolios. Steve joined Charles Schwab Investment Management, Inc. (CSIM) as Vice President and Portfolio Manager in April 1991 and was promoted to his current position in August 1993. Prior to joining CSIM, Steve was Vice President and Portfolio Manager at Federated Investors.

    JOANNE LARKIN--Vice President and Senior Portfolio Manager--has had primary responsibility for the day-to-day management of the Funds' portfolios since their inceptions. Joanne joined CSIM as Portfolio Manager in February 1992 and was promoted to her current position in December 1996. Prior to joining CSIM, Joanne was the Portfolio Manager for the Shearson Lehman
California Municipal Bond Fund and for E.F. Hutton's Municipal Cash Reserve Management.

THE FOLLOWING MARKET OVERVIEW AND ANSWERS TO QUESTIONS ARE PROVIDED BY THE PORTFOLIO MANAGEMENT TEAM.

MARKET OVERVIEW

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           REAL GDP GROWTH RATE
QUARTERLY PERCENT CHANGE (ANNUALIZED RATE)
          SOURCE: BLOOMBERG L.P.
Q1 1990                                           3.9%
Q2 1990                                           1.2%
Q3 1990                                          -1.9%
Q4 1990                                          -4.0%
Q1 1991                                          -2.1%
Q2 1991                                           1.8%
Q3 1991                                           1.0%
Q4 1991                                           1.0%
Q1 1992                                           4.7%
Q2 1992                                           2.5%
Q3 1992                                           3.0%
Q4 1992                                           4.3%
Q1 1993                                           0.1%
Q2 1993                                           2.0%
Q3 1993                                           2.1%
Q4 1993                                           5.3%
Q1 1994                                           3.0%
Q2 1994                                           4.7%
Q3 1994                                           1.8%
Q4 1994                                           3.6%
Q1 1995                                           0.9%
Q2 1995                                           0.3%
Q3 1995                                           3.0%
Q4 1995                                           2.2%
Q1 1996                                           1.8%
Q2 1996                                           6.0%
Q3 1996                                           1.0%
Q4 1996                                           4.3%
Q1 1997                                           4.9%
Q2 1997                                           3.3%
Q3 1997                                           3.1%
Q4 1997                                           3.7%

- The real GDP growth rate was 3.2% for 1996 and 3.8% for 1997--healthy rates of growth for the economy and well in excess of the Federal Reserve's estimated non-inflationary growth rate of 2.0 to 2.75%.

- The economy appears poised for continued growth, further extending the current economic expansion that began in 1991. The direct impact of the economic problems of Pacific Rim countries on 1998 U.S. GDP growth is anticipated to be relatively minor. Estimates range from a reduction of 0.25 to 1.0%.

- Prior to the fourth-quarter onset of the "Asian Flu," the strength of the economy and tight labor markets led to speculation about a potential acceleration in both wage and price inflation and whether more-restrictive Federal Reserve policy was imminent. As Federal Reserve Chairman Alan Greenspan said in his February congressional testimony, "The key question going forward is whether the restraint building from the turmoil in Asia will be sufficient to check inflationary tendencies that might otherwise result from the strength of domestic spending and tightening labor markets." At the time of this writing, there continues to be no clear consensus whether the Federal Reserve's next move will be to raise or lower short-term rates.

  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                           U.S. UNEMPLOYMENT RATE
  Jan-90                                       5.4%
  Feb-90                                       5.3%
  Mar-90                                       5.2%
  Apr-90                                       5.4%
  May-90                                       5.4%
  Jun-90                                       5.2%
  Jul-90                                       5.5%
  Aug-90                                       5.7%
  Sep-90                                       5.9%
  Oct-90                                       5.9%
  Nov-90                                       6.2%
  Dec-90                                       6.3%
  Jan-91                                       6.4%
  Feb-91                                       6.6%
  Mar-91                                       6.8%
  Apr-91                                       6.7%
  May-91                                       6.9%
  Jun-91                                       6.9%
  Jul-91                                       6.8%
  Aug-91                                       6.9%
  Sep-91                                       6.9%
  Oct-91                                       7.0%
  Nov-91                                       7.0%
  Dec-91                                       7.3%
  Jan-92                                       7.3%
  Feb-92                                       7.4%
  Mar-92                                       7.4%
  Apr-92                                       7.4%
  May-92                                       7.6%
  Jun-92                                       7.8%
  Jul-92                                       7.7%
  Aug-92                                       7.6%
  Sep-92                                       7.6%
  Oct-92                                       7.3%
  Nov-92                                       7.4%
  Dec-92                                       7.4%
  Jan-93                                       7.3%
  Feb-93                                       7.1%
  Mar-93                                       7.0%
  Apr-93                                       7.1%
  May-93                                       7.1%
  Jun-93                                       7.0%
  Jul-93                                       6.9%
  Aug-93                                       6.8%
  Sep-93                                       6.7%
  Oct-93                                       6.8%
  Nov-93                                       6.6%
  Dec-93                                       6.5%
  Jan-94                                       6.7%
  Feb-94                                       6.6%
  Mar-94                                       6.5%
  Apr-94                                       6.4%
  May-94                                       6.0%
  Jun-94                                       6.1%
  Jul-94                                       6.1%
  Aug-94                                       6.1%
  Sep-94                                       5.9%
  Oct-94                                       5.8%
  Nov-94                                       5.6%
  Dec-94                                       5.4%
  Jan-95                                       5.6%
  Feb-95                                       5.5%
  Mar-95                                       5.4%
  Apr-95                                       5.7%
  May-95                                       5.6%
  Jun-95                                       5.6%
  Jul-95                                       5.7%
  Aug-95                                       5.7%
  Sep-95                                       5.7%
  Oct-95                                       5.5%
  Nov-95                                       5.6%
  Dec-95                                       5.6%
  Jan-96                                       5.7%
  Feb-96                                       5.5%
  Mar-96                                       5.5%
  Apr-96                                       5.5%
  May-96                                       5.5%
  Jun-96                                       5.3%
  Jul-96                                       5.4%
  Aug-96                                       5.2%
  Sep-96                                       5.2%
  Oct-96                                       5.2%
  Nov-96                                       5.3%
  Dec-96                                       5.3%
  Jan-97                                       5.4%
  Feb-97                                       5.3%
  Mar-97                                       5.2%
  Apr-97                                       4.9%
  May-97                                       4.8%
  Jun-97                                       5.0%
  Jul-97                                       4.8%
  Aug-97                                       4.9%
  Sep-97                                       4.9%
  Oct-97                                       4.7%
  Nov-97                                       4.6%
  Dec-97                                       4.7%
  Jan-98                                       4.7%
  Feb-98                                       4.6%
  Source: Bloomberg L.P.

- Job growth has remained robust, and the unemployment rate reached a new low for this decade during the reporting period. In fact, the 4.6% and 4.7% rates experienced during the reporting period represent the lowest unemployment rates in 24 years.

- Although inflation has been well contained, the combination of a tight labor market (as evidenced by low unemployment rates) and strong economic growth typically leads to inflationary pressures on wages and, ultimately, prices. In this environment, productivity growth becomes particularly important. Strong productivity gains, such as we experienced in 1997, allow manufacturers and other businesses to limit price increases in the face of rising wages, without sacrificing profit margins.

  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 MEASURES OF INFLATION
 SOURCE: BLOOMBERG L.P.
                           QUARTERLY EMPLOYMENT COST INDEX     MONTHLY CONSUMER PRICE INDEX
  Jan-90                                                5.3%                             5.2%
  Feb-90                                                5.3%                             5.3%
  Mar-90                                                5.3%                             5.2%
  Apr-90                                                5.4%                             4.7%
  May-90                                                5.4%                             4.4%
  Jun-90                                                5.4%                             4.7%
  Jul-90                                                5.1%                             4.8%
  Aug-90                                                5.1%                             5.6%
  Sep-90                                                5.1%                             6.2%
  Oct-90                                                4.8%                             6.3%
  Nov-90                                                4.8%                             6.3%
  Dec-90                                                4.8%                             6.1%
  Jan-91                                                4.6%                             5.7%
  Feb-91                                                4.6%                             5.3%
  Mar-91                                                4.6%                             4.9%
  Apr-91                                                4.5%                             4.9%
  May-91                                                4.5%                             5.0%
  Jun-91                                                4.5%                             4.7%
  Jul-91                                                4.3%                             4.4%
  Aug-91                                                4.3%                             3.8%
  Sep-91                                                4.3%                             3.4%
  Oct-91                                                4.2%                             2.9%
  Nov-91                                                4.2%                             3.0%
  Dec-91                                                4.2%                             3.1%
  Jan-92                                                4.1%                             2.6%
  Feb-92                                                4.1%                             2.8%
  Mar-92                                                4.1%                             3.2%
  Apr-92                                                3.5%                             3.2%
  May-92                                                3.5%                             3.0%
  Jun-92                                                3.5%                             3.1%
  Jul-92                                                3.4%                             3.2%
  Aug-92                                                3.4%                             3.1%
  Sep-92                                                3.4%                             3.0%
  Oct-92                                                3.5%                             3.2%
  Nov-92                                                3.5%                             3.0%
  Dec-92                                                3.5%                             2.9%
  Jan-93                                                3.4%                             2.9%
  Feb-93                                                3.4%                             3.2%
  Mar-93                                                3.4%                             3.1%
  Apr-93                                                3.6%                             3.2%
  May-93                                                3.6%                             3.2%
  Jun-93                                                3.6%                             3.0%
  Jul-93                                                3.6%                             2.8%
  Aug-93                                                3.6%                             2.8%
  Sep-93                                                3.6%                             2.7%
  Oct-93                                                3.4%                             2.8%
  Nov-93                                                3.4%                             2.7%
  Dec-93                                                3.4%                             2.7%
  Jan-94                                                3.4%                             2.7%
  Feb-94                                                3.2%                             2.5%
  Mar-94                                                3.2%                             2.5%
  Apr-94                                                3.1%                             2.4%
  May-94                                                3.1%                             2.3%
  Jun-94                                                3.1%                             2.5%
  Jul-94                                                3.1%                             2.8%
  Aug-94                                                3.1%                             2.9%
  Sep-94                                                3.1%                             3.0%
  Oct-94                                                3.0%                             2.6%
  Nov-94                                                3.0%                             2.7%
  Dec-94                                                3.0%                             2.7%
  Jan-95                                                3.0%                             2.8%
  Feb-95                                                3.0%                             2.9%
  Mar-95                                                3.0%                             2.9%
  Apr-95                                                3.0%                             3.1%
  May-95                                                3.0%                             3.2%
  Jun-95                                                3.0%                             3.0%
  Jul-95                                                2.8%                             2.8%
  Aug-95                                                2.8%                             2.6%
  Sep-95                                                2.8%                             2.5%
  Oct-95                                                2.8%                             2.8%
  Nov-95                                                2.8%                             2.6%
  Dec-95                                                2.8%                             2.5%
  Jan-96                                                2.9%                             2.7%
  Feb-96                                                2.9%                             2.7%
  Mar-96                                                2.9%                             2.8%
  Apr-96                                                2.9%                             2.9%
  May-96                                                2.9%                             2.9%
  Jun-96                                                2.9%                             2.8%
  Jul-96                                                2.9%                             3.0%
  Aug-96                                                2.9%                             2.9%
  Sep-96                                                2.9%                             3.0%
  Oct-96                                                3.0%                             3.0%
  Nov-96                                                3.0%                             3.3%
  Dec-96                                                3.0%                             3.3%
  Jan-97                                                2.8%                             3.0%
  Feb-97                                                2.8%                             3.0%
  Mar-97                                                2.8%                             2.8%
  Apr-97                                                2.8%                             2.5%
  May-97                                                2.8%                             2.2%
  Jun-97                                                3.0%                             3.3%
  Jul-97                                                3.0%                             2.2%
  Aug-97                                                3.0%                             2.2%
  Sep-97                                                3.0%                             2.2%
  Oct-97                                                3.2%                             2.1%
  Nov-97                                                3.2%                             1.8%
  Dec-97                                                3.2%                             1.7%
  Jan-98                                                                                 1.6%
  Feb-98                                                                                 1.4%

- Both the Employment Cost Index and Consumer Price Index (CPI) remained in check throughout 1997, reflecting continued low levels of inflation.

- The CPI rose 1.7% during 1997--the lowest rate of increase since 1986. Its core rate (which excludes the more volatile food and energy components) rose 2.2%--the lowest rate of increase since 1965. The increase in the Employment Cost Index, although low, was somewhat more of a concern, particularly the Wages and Salaries component, which increased 3.8% during 1997.

- Even though current levels of inflation continue to be very low, the Federal Reserve indicated throughout most of the reporting period that the economy remains in the zone where inflation risks are increasing, and that it is poised to act preemptively by raising interest rates if necessary. The Federal Reserve did take action in March 1997, increasing the Federal Funds Rate by 0.25% to 5.50%. At the end of the reporting period, however, sentiment was mixed regarding the direction and timing of the Federal Reserve's next action.

  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  TOTAL RETURN PERFORMANCE
GROWTH OF A DOLLAR INVESTED

                                S&P 500-R- Index     Schwab Small-Cap Index-R-   Schwab Intnational Index-R-
  8/97                                     $1.00                         $1.00                         $1.00
  9/97                                     $1.06                         $1.08                         $1.06
  10/97                                    $1.02                         $1.03                         $0.98
  11/97                                    $1.07                         $1.02                         $0.97
  12/97                                    $1.09                         $1.04                         $0.99
  1/98                                     $1.10                         $1.03                         $1.03
  2/98                                     $1.18                         $1.11                         $1.09

  TOTAL RETURN PERFORMANCE
GROWTH OF A DOLLAR INVESTED
                                 Lehman MF General U.S. Govt. Index
  8/97                                                        $1.00
  9/97                                                        $1.02
  10/97                                                       $1.03
  11/97                                                       $1.04
  12/97                                                       $1.05
  1/98                                                        $1.06
  2/98                                                        $1.06

  TOTAL RETURN ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The indices are representative returns of specific market sectors during the reporting period and do not reflect the performance of any fund. Indices are unmanaged and, unlike a fund, do not reflect the payment of advisory fees and other expenses associated with an investment in a fund. Investors cannot invest in an index directly.

- Domestic stocks continued to post the strongest total returns for the six-month period ended 2/28/98, as represented by the respective 17.6% and 11.2% returns for the S&P 500 Index and the Schwab Small-Cap Index.

- International stocks, as represented by the Schwab International Index, achieved a return of 8.9% for the reporting period in spite of an Asian-lead correction of 8.1% during October.

- U.S. government bonds, as represented by the Lehman Mutual Fund General U.S. Government Index, achieved a return of 6.2% for the six-month reporting period.

  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  S&P 500-R- Index Price/Earnings Ratio
  Jan-90                                     14.37
  Feb-90                                     14.21
  Mar-90                                     14.77
  Apr-90                                     14.82
  May-90                                     15.84
  Jun-90                                     16.66
  Jul-90                                     16.65
  Aug-90                                     15.57
  Sep-90                                     14.90
  Oct-90                                     14.36
  Nov-90                                     14.59
  Dec-90                                     15.19
  Jan-91                                     14.95
  Feb-91                                     16.82
  Mar-91                                     17.48
  Apr-91                                     17.85
  May-91                                     17.92
  Jun-91                                     17.96
  Jul-91                                     18.07
  Aug-91                                     19.72
  Sep-91                                     19.88
  Oct-91                                     19.92
  Nov-91                                     21.02
  Dec-91                                     21.85
  Jan-92                                     23.35
  Feb-92                                     23.83
  Mar-92                                     25.45
  Apr-92                                     25.51
  May-92                                     25.71
  Jun-92                                     25.08
  Jul-92                                     25.61
  Aug-92                                     25.50
  Sep-92                                     24.37
  Oct-92                                     23.94
  Nov-92                                     24.08
  Dec-92                                     24.01
  Jan-93                                     24.20
  Feb-93                                     24.25
  Mar-93                                     24.22
  Apr-93                                     23.20
  May-93                                     23.21
  Jun-93                                     22.58
  Jul-93                                     22.52
  Aug-93                                     23.02
  Sep-93                                     23.74
  Oct-93                                     23.97
  Nov-93                                     22.55
  Dec-93                                     23.55
  Jan-94                                     22.98
  Feb-94                                     21.17
  Mar-94                                     20.34
  Apr-94                                     20.10
  May-94                                     20.16
  Jun-94                                     19.76
  Jul-94                                     18.64
  Aug-94                                     18.90
  Sep-94                                     18.26
  Oct-94                                     17.55
  Nov-94                                     16.58
  Dec-94                                     16.98
  Jan-95                                     16.23
  Feb-95                                     16.20
  Mar-95                                     16.50
  Apr-95                                     16.02
  May-95                                     16.43
  Jun-95                                     16.82
  Jul-95                                     16.55
  Aug-95                                     16.18
  Sep-95                                     16.86
  Oct-95                                     16.18
  Nov-95                                     17.14
  Dec-95                                     17.41
  Jan-96                                     18.11
  Feb-96                                     18.56
  Mar-96                                     18.94
  Apr-96                                     19.16
  May-96                                     19.48
  Jun-96                                     19.30
  Jul-96                                     18.31
  Aug-96                                     18.62
  Sep-96                                     19.75
  Oct-96                                     19.60
  Nov-96                                     21.05
  Dec-96                                     20.70
  Jan-97                                     20.55
  Feb-97                                     20.98
  Mar-97                                     19.87
  Apr-97                                     20.24
  May-97                                     21.43
  Jun-97                                     22.45
  Jul-97                                     23.92
  Aug-97                                     22.64
  Sep-97                                     24.00
  Oct-97                                     22.84
  Nov-97                                     24.02
  Dec-97                                     24.51
  Jan-98                                     24.99
  Feb-98                                     26.44
  Source: Bloomberg L.P.

- The price/earnings ratio for the S&P 500 Index was 26.4 at the close of the reporting period, its highest month-end value ever, and well above its 30-year average of 14.8.

- Based on other traditional market valuation measures such as the price-to-book value ratio or the dividend yield, the U.S. stock market, as measured by the S&P 500 Index, also reached historical highs during the reporting period.

- Although low inflation, low interest rates and strong cash flows into mutual funds have helped the U.S. equity markets reach these levels, Federal Reserve Chairman Greenspan has warned that current stock market values make sense only if the outlook for corporate earnings growth remains positive, an assumption which, as always, will be widely debated by market participants.

  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

30-YEAR AND 5-YEAR TREASURY BOND YIELDS

                                           30-Year Treasury Bond Yield   5-Year Treasury Bond Yield
  8/29/97                                                        6.61%                        6.22%
  9/5/97                                                         6.64%                        6.23%
  9/12/97                                                        6.59%                        6.17%
  9/19/97                                                        6.38%                        6.01%
  9/26/97                                                        6.37%                        5.99%
  10/3/97                                                        6.29%                        5.87%
  10/10/97                                                       6.43%                        6.02%
  10/17/97                                                       6.44%                        6.08%
  10/24/97                                                       6.27%                        5.90%
  10/31/97                                                       6.15%                        5.71%
  11/7/97                                                        6.16%                        5.81%
  11/14/97                                                       6.11%                        5.80%
  11/21/97                                                       6.03%                        5.75%
  11/28/97                                                       6.05%                        5.84%
  12/5/97                                                        6.08%                        5.88%
  12/12/97                                                       5.93%                        5.69%
  12/19/97                                                       5.92%                        5.71%
  12/26/97                                                       5.90%                        5.71%
  1/2/98                                                         5.84%                        5.61%
  1/9/98                                                         5.73%                        5.25%
  1/16/98                                                        5.81%                        5.40%
  1/23/98                                                        5.97%                        5.52%
  1/30/98                                                        5.80%                        5.38%
  2/6/98                                                         5.92%                        5.47%
  2/13/98                                                        5.85%                        5.42%
  2/20/98                                                        5.87%                        5.49%
  2/27/98                                                        5.92%                        5.59%
  Source: Bloomberg L.P.

- Treasury bond yields fell significantly during the six-month reporting period--by 0.53% and 0.48% for 30-year and 5-year Treasury bonds, respectively.

- The economic problems experienced by many Pacific Rim countries, collectively referred to as the "Asian Flu," were the main cause of the decline in yields. Investors seeking a safe haven increased demand for U.S. Treasury securities and bid up prices, thereby decreasing Treasury bond yields.

- The Federal Reserve's decision to leave rates unchanged due to international market turbulence, as well as acceptable domestic economic statistics showing strong growth coupled with contained inflation, also led to favorable fixed-income market conditions.

  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 30-YEAR AND 5-YEAR AAA GENERAL OBLIGATION MUNICIPAL BOND YIELDS
                     SOURCE: BLOOMBERG L.P.
                                                                     30-YEAR        5-YEAR
                                                                      AAA GO        AAA GO
                                                                    MUNI BOND     MUNI BOND
                                                                      YIELDS        YIELDS
  8/29/97                                                                 5.30%         4.34%
  9/5/97                                                                  5.26%         4.30%
  9/12/97                                                                 5.23%         4.27%
  9/19/97                                                                 5.15%         4.19%
  9/26/97                                                                 5.15%         4.19%
  10/3/97                                                                 5.13%         4.17%
  10/10/97                                                                5.21%         4.25%
  10/17/97                                                                5.25%         4.29%
  10/24/97                                                                5.20%         4.24%
  10/31/97                                                                5.12%         4.16%
  11/7/97                                                                 5.15%         4.17%
  11/14/97                                                                5.14%         4.16%
  11/21/97                                                                5.15%         4.15%
  11/28/97                                                                5.17%         4.17%
  12/5/97                                                                 5.11%         4.11%
  12/12/97                                                                5.01%         4.08%
  12/19/97                                                                4.98%         4.05%
  12/26/97                                                                4.98%         4.05%
  1/2/98                                                                  4.96%         4.03%
  1/9/98                                                                  4.87%         3.99%
  1/16/98                                                                 4.83%         3.95%
  1/23/98                                                                 4.93%         4.05%
  1/30/98                                                                 4.92%         4.04%
  2/6/98                                                                  4.93%         4.05%
  2/13/98                                                                 4.89%         4.01%
  2/20/98                                                                 4.89%         4.01%
  2/27/98                                                                 4.96%         4.03%

- During the reporting period, municipal bond yields declined slightly, following a pattern similar to Treasury bond yields, and were approximately 0.15% to 0.18% below their levels at the start of the period.

- As was the case with most other fixed-income securities, the "flight to quality" initiated by the economic problems of many Pacific Rim countries increased demand for more-stable investments, such as municipal bonds, thereby driving up prices and driving down yields.

  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

RATIO OF MUNICIPAL BOND YIELDS TO TREASURY BOND YIELDS
                                                          30-YEAR BOND YIELDS    5-YEAR BOND YIELDS
  8/29/97                                                                80.2%                 69.8%
  9/5/97                                                                 79.2%                 69.0%
  9/12/97                                                                79.4%                 69.2%
  9/19/97                                                                80.7%                 69.7%
  9/26/97                                                                80.8%                 69.9%
  10/3/97                                                                81.6%                 71.0%
  10/10/97                                                               81.0%                 70.6%
  10/17/97                                                               81.5%                 70.6%
  10/24/97                                                               82.9%                 71.9%
  10/31/97                                                               83.3%                 72.9%
  11/7/97                                                                83.6%                 71.8%
  11/14/97                                                               84.1%                 71.7%
  11/21/97                                                               85.4%                 72.2%
  11/28/97                                                               85.5%                 71.4%
  12/5/97                                                                84.0%                 69.9%
  12/12/97                                                               84.5%                 71.7%
  12/19/97                                                               84.1%                 70.9%
  12/26/97                                                               84.4%                 70.9%
  1/2/98                                                                 84.9%                 71.8%
  1/9/98                                                                 85.0%                 76.0%
  1/16/98                                                                83.1%                 73.1%
  1/23/98                                                                82.6%                 73.4%
  1/30/98                                                                84.8%                 75.1%
  2/6/98                                                                 83.3%                 74.0%
  2/13/98                                                                83.6%                 74.0%
  2/20/98                                                                83.3%                 73.0%
  2/27/98                                                                83.8%                 72.1%
  Source: Bloomberg L.P.

- As interest rates fell during the first half of the reporting period, many municipalities began to "refund" or reissue outstanding debt to take advantage of the lower rates, increasing the supply of municipal issues on the market. Consequently, prices declined and municipal yields increased, especially in comparison to those of
  Treasury securities. Although the ratio of 30-year municipal to Treasury bond yields peaked in late November, the ratio remained relatively high through the end of the reporting period, indicating that municipal securities were priced attractively relative to Treasury securities.

- An upward slope in these lines indicates that municipal yields are rising relative to Treasury yields and that municipal bond values are falling (or not rising as fast) relative to Treasury yields. A downward slope indicates the reverse. The reason for the differential of approximately 10% is that the holders of long-term municipal bonds demand higher yields to compensate for the increased credit risk associated with holding a long-term bond that is not backed by the U.S. government.

QUESTIONS TO THE PORTFOLIO MANAGEMENT TEAM

Q HOW WERE THE FUNDS MANAGED
DURING THE REPORTING PERIOD? WERE ANY CHANGES MADE TO THE PORTFOLIOS?

A As shown in the portfolio quality summaries on pages 4 and 6, we continued to maintain high-quality securities (primarily AAA and AA) in the Funds' portfolios. We feel that this is an appropriate strategy in the current market environment as there is very little yield advantage associated with lower-rated securities--we simply do not feel that investors are being adequately compen-sated for the higher credit risk.

CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

    Reflecting our neutral outlook for the markets, we maintained the Fund's weighted average maturity (WAM) throughout the reporting period within the narrow range of 3.27 to 3.88 years. At the end of the reporting period, the Fund's WAM was 3.46 years, down slightly from 3.50 years at the beginning of the period.

CALIFORNIA LONG-TERM TAX-FREE BOND FUND

    We maintained the Fund's weighted average maturity within the range of 19 to 21 years during the reporting period. Although the Fund has extended its maturity beyond this range in the past, we do not feel that it is currently advisable, as interest rates are approaching their historic lows-- again, we do not feel that investors are being adequately rewarded for the additional interest-rate risk associated with longer maturities. By the end of the reporting period, the Fund's WAM was 21.42 years, up slightly from 19.11 years at the beginning of the period.

    A surge in municipal bond issuance typical of January coupled with declining interest rates enabled us to further enhance the Fund's portfolio during the reporting period. For example, we were able to purchase securities with stronger call-protection features and credit quality, which should add flexibility and liquidity to the Fund's portfolio.

Q WHAT IS YOUR VIEW OF THE MUNICIPAL BOND ENVIRONMENT?

A At the beginning of the reporting
period, municipal securities were trading within a narrow range and the market was fairly stable. This climate then changed as the "Asian Flu" hit the world's financial markets during the fourth quarter of 1997. The resulting turmoil in equity markets increased demand for U.S. Treasury securities, which led to higher prices and lower yields in both Treasury and municipal markets.

    As rates continued to decline, the municipal market was inundated with refunding deals, increasing the supply of municipal securities. This increased supply further reduced prices, yet was partially offset by increased demand due to the relatively favorable pre-tax equivalent yields offered by municipal securities. In fact, municipal securities were priced attractively relative to Treasury securities, as evidenced by the compressed ratio of Treasury-to-municipal security yields. This ratio reached a level as high as 85% for 30-year bonds and remained within a close range during the reporting period, as illustrated in the chart on page 16 of the MARKET OVERVIEW section.

Q WHAT IS YOUR VIEW OF THE ECONOMIC CLIMATE IN CALIFORNIA?

A California appears to be embarking on its fifth year of economic recovery. As noted in the governor's budget highlights, 1997 was the best year in this decade for the state's economy, with employment growth exceeding 3%, personal income up by more than 7%, and a seven-year low in the unemployment rate. Looking forward, it is anticipated that California could see continued moderate growth across most industry sectors, with some, such as those heavily dependent on exporting goods and services to Asia, growing at a much slower pace. As noted in the governor's 1998/99 budget proposal, the effect on California of the economic weakness in Asia may be somewhat offset by strong export growth to Mexico and increasing exports to Europe.

    The state's continued economic improvement has allowed for an accumulation of budget reserves and an easing of some of the spending restrictions imposed during the last recession. For the 1997/98 budget year, the governor projects budget reserves of more than 1% of total expenditures. As in prior years, however, budget adjustments may be necessary to keep spending in line with revenues. Lawmakers will continue to address the challenge of balancing mandated spending requirements for education and public safety with the need for maintaining and upgrading public infrastructure. Therefore, the state's financial position may be somewhat static over the next 12 months.

    We are satisfied that the California securities held by the Fund present minimal credit risk and we will, as always, continue to monitor the state's economic situation closely. California's current credit ratings are A1 from Moody's Investors Service, A+ from Standard & Poor's Corporation and AA- from Fitch IBCA, Inc., three well-known rating agencies.

Q WHAT ARE THE BENEFITS OF INVESTING
IN SCHWAB'S CALIFORNIA TAX-FREE BOND FUNDS, AND HOW MIGHT THEY FIT IN AN ASSET ALLOCATION PLAN?

A Schwab's California Tax-Free Bond Funds offer the benefits of professional management, low costs, double tax-free monthly income,(9) convenience and liquidity. As shown in the example on page 3, for investors in a high tax bracket, a taxable investment would have to yield about 80% more to achieve the same yield after tax as that produced by the Schwab California Tax-Free Bond Funds.

    No matter what your investment profile, diversifying your portfolio with bond funds as part of your asset allocation plan may help offset the effects of stock market downturns and can generally help add stability to your portfolio, as shown in the following example. Of course, share prices of bond funds, like any investment, fluctuate with

(9) Income from the Funds may be subject to the federal alternative minimum tax
    (AMT).

market conditions. The chart below displays the high, low and average annual returns from 1970 to 1997 for five hypothetical portfolios representing the returns of stocks and bonds as measured by indices.(10) As shown in the chart, adding bonds to an all-stock portfolio has reduced risk while still producing competitive returns.

    A portfolio comprising 40% bonds and 60% stocks, for example, achieved an average annual return of 11.65%--only slightly over 1% less than the 12.97% return of the all-stock portfolio--and did so with significantly less volatility. The lowest annual return of the portfolio invested 40% in bonds and 60% in stocks, actually a loss of 13.61%, was about half of the 26.47% loss in the all-stock portfolio. Of course, past performance does not guarantee future results.

(10) The returns do not reflect actual investment in any security. The hypothetical returns are all weighted averages and assume reinvestment of dividends. The indices represented are the S&P 500-Registered Trademark-Index and the Ibbotson Intermediate Government Bond Index. Indices are unmanaged, do not incur costs and expenses, and cannot be invested in directly.

          HYPOTHETICAL PORTFOLIOS SHOWING THE EFFECTS OF ADDING BONDS
                      TO AN ALL-STOCK PORTFOLIO--1970-1997

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      AVERAGE ANNUAL RETURNS
All Stocks                   37.43%                     12.97%    -26.47%
90% Stocks 10% Bonds         35.37%                     12.68%    -23.25%
80% Stocks 20% Bonds         33.30%                     12.36%    -20.04%
70% Stocks 30% Bonds         31.24%                     12.02%    -16.82%
60% Stocks 40% Bonds         29.18%                     11.65%    -13.61%

Q AS THE STOCK MARKET CONTINUES TO REACH RECORD HIGHS, SHOULD I RECONSIDER MY PORTFOLIO ALLOCATION TO BONDS?

A Whenever there has been significant divergence between returns of asset classes, it can be prudent to review your portfolio asset allocation. As an example, total returns produced by large-cap domestic stocks dwarfed those of domestic bonds for the three-year period ended 12/31/97. This performance discrepancy is illustrated by the respective 29.88% and 10.57% average annual returns produced for that period by the Schwab 1000 Fund-Registered Trademark-, which invests in large-cap domestic equities, and the Schwab Long-Term Tax-Free Bond Fund.(11)
    This discrepancy in total returns can cause an investor's portfolio asset allocation to shift, as shown in the following example. Assume that an investor had a hypothetical asset allocation of 60% stocks and 40% bonds (invested in just these two Funds) at the beginning of the three-year period, reinvesting all Fund distributions during the period. By the end of the period, the portfolio's asset allocation mix would have shifted to 71% stocks and 29% bonds--a significant shift from the investor's original strategy.

                                                  12/31/94 Portfolio                     12/31/97 Portfolio
                                               ------------------------    3-Year     ------------------------
                                                 Value     Allocation      Growth       Value     Allocation
                                               ---------  -------------  -----------  ---------  -------------
Schwab 1000 Fund-Registered Trademark-         $   6,000          60%     $   7,146   $  13,146          71%
Schwab Long-Term Tax-Free Bond Fund            $   4,000          40%     $   1,407   $   5,407          29%
                                               ---------         ---     -----------  ---------         ---
Total Portfolio Value                          $  10,000         100%     $   8,553   $  18,553         100%

    We believe that investors should focus on their own risk profiles and income needs to determine the most appropriate level of bonds in their portfolios. In addition to providing income, bonds have performance characteristics that can make them an attractive element of a well-diversified investment portfolio. As shown in the example in the previous question, since bond returns have historically not been well correlated with stock returns,(12) combining bonds in a portfolio with other asset classes can be an effective way to reduce overall portfolio volatility.

(11) Total return assumes reinvestment of all dividends and capital gains distributions, if any. Past performance is no guarantee of future results. Principal value and investment returns will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. A portion of both Funds' expenses was reduced during the period. Without these reductions, the Funds' total returns would have been lower.
(12) For the 20-year period ended 12/31/97, the correlation of large-cap stock returns and government bond returns has been 0.38. Source: Symphony Asset Management.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------------------------------------------

PORTFOLIO SUMMARY

                                  ASSET GROWTH

    Total          Total
 Net Assets     Net Assets      Percentage
    as of          as of        Growth Over
  02/28/98       08/31/97        Reporting
   (000s)         (000s)          Period
---------------------------------------------
  $  70,949      $  58,876             21%
---------------------------------------------

                 AVERAGE WEIGHTED MATURITY AT FEBRUARY 28, 1998

                     Value        % of          % of
Maturity Schedule   (000s)     Portfolio     Portfolio
--------------------------------------------------------
                                               (cum.)
  1 - 6 Months     $   8,042        10.6%         10.6%
  7 - 36 Months       23,007        30.4          41.0
 37 - 60 Months       21,851        28.9          69.9
 Over 60 Months       22,722        30.1         100.0%
                   ---------       -----
                   $  75,622       100.0%
                   ---------       -----
                   ---------       -----

Average Weighted Maturity--3.46 Years

--------------------------------------------------------------------------------

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
------------------------------------------------------------------------------

PORTFOLIO SUMMARY

                                  ASSET GROWTH

    Total          Total
 Net Assets     Net Assets      Percentage
    as of          as of        Growth Over
  02/28/98       08/31/97        Reporting
   (000s)         (000s)          Period
---------------------------------------------
  $ 152,295      $ 125,284             22%
---------------------------------------------

                 AVERAGE WEIGHTED MATURITY AT FEBRUARY 28, 1998

                     Value        % of          % of
Maturity Schedule   (000s)     Portfolio     Portfolio
--------------------------------------------------------
                                               (cum.)
   0 - 1 Year      $   2,465         1.6%          1.6%
  2 - 10 Years         4,533         2.8           4.4
  11 - 20 Years       67,776        42.6          47.0
  21 - 30 Years       57,501        36.1          83.1
  Over 30 Years       26,807        16.9         100.0%
                   ---------       -----
                   $ 159,082       100.0%
                   ---------       -----
                   ---------       -----

Average Weighted Maturity--21.42 Years

--------------------------------------------------------------------------------

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (in thousands)
February 28, 1998 (Unaudited)

                                   Par        Value
                                ---------  ------------
 MUNICIPAL BONDS--89.3%(a)
California Education Authority
 Refunding Revenue Bonds
 (Stanford University) Series
 M (Aaa AAA)
  5.25%, 12/01/01               $   1,600  $      1,678
California Education Authority
 Revenue Bonds (Pooled College
 and University Projects)
 Series 1997A / (MBIA
 Insurance) (Aaa AAA)
  4.85%, 04/01/03                     345           357
  5.05%, 04/01/05                   1,010         1,061
California Educational
 Facilities Authority Revenue
 Bonds (University of San
 Diego) / (AMBAC Insurance)
 (Aaa -)
  4.50%, 10/01/02                   1,000         1,023
California Health Facilities
 Finance Authority Revenue
 Bonds (Catholic Health Care
 West--A) (Aaa AAA)
  5.00%, 07/01/03                   2,000         2,088
California Health Facilities
 Finance Authority Revenue
 Bonds (Valley Presbyterian
 Hospital) / (MBIA Insurance)
 (- AAA)
  5.25%, 05/01/03                   1,000         1,050
California Housing Finance
 Agency Home Mortgage Revenue
 Bonds Series G (Aa2 AA-)
  5.85%, 08/01/99                     320           327
  6.00%, 08/01/00                     410           425
California State General
 Obligation Bonds / (AMBAC
 Insurance) (Aaa AAA)
  6.50%, 03/01/03                   2,000         2,225
California State Public Works
 Board Lease Revenue Refunding
 Bonds (California Community
 College Projects) Series
 1993A (A2 A)
  4.70%, 12/01/99                   1,000         1,016
California State Public Works
 Board Lease Revenue Refunding
 Bonds (California State
 University Projects) Series
 1993A (A2 A)
  4.30%, 12/01/99                   2,000         2,020
California State Public Works
 Board Lease Revenue Refunding
 Bonds (Department of
 Corrections State Prisons)
 Series 1993A / (AMBAC
 Insurance) (Aaa AAA)
  4.70%, 12/01/00                   1,865         1,914

                                   Par        Value
                                ---------  ------------
California State Public Works
 Board Lease Revenue Refunding
 Bonds (Department of
 Corrections-California State
 Prison-Susanville) Series D
 (A2 A)
  4.40%, 06/01/00               $   1,000  $      1,013
California State Public Works
 Board Lease Revenue Refunding
 Bonds (Various Universities
 Projects) Series A / (AMBAC
 Insurance) (Aaa AAA)
  6.40%, 12/01/02                   2,000         2,238
California State Public Works
 Board Lease Revenue Refunding
 Bonds (Various University of
 California Projects) Series A
 (Aa3 A)
  4.70%, 06/01/00                   1,020         1,039
California State Public Works
 Board Lease Revenue Refunding
 Bonds (Various University of
 California Projects) Series A
 / (AMBAC Insurance) (Aaa AAA)
  5.60%, 12/01/01                   2,000         2,120
California Statewide Community
 Development Authority
 Hospital Revenue Bonds
 Certificate of Participation
 (St. Joseph Health System)
 (Aa3 AA)
  5.00%, 07/01/04                     750           782
California Statewide Community
 Development Authority
 Hospital Revenue Bonds
 Certificates of Participation
 (St. Joseph Health System)
 (Aa3 AA)
  5.30%, 07/01/00                   2,035         2,099
California Statewide Community
 Development Authority
 Hospital Revenue Refunding
 Bonds Certificates of
 Participation (Cedars-Sinai
 Medical Center) (A1-)
  4.40%, 11/01/00                   1,235         1,247
Contra Costa County,
 California Transportation
 Authority Sales Tax Revenue
 Bonds Series A / (FGIC
 Insurance) (Aaa AAA)
  4.80%, 03/01/01                   1,000         1,026
Los Angeles County, California
 Flood Control District
 Revenue Bonds (Aa1 AA-)
  4.30%, 03/01/00                   1,090         1,100

--------------------------------------------------------------------------------

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (in thousands)
February 28, 1998 (Unaudited)

                                   Par        Value
                                ---------  ------------
Los Angeles, California
 Airport Development Revenue
 Bonds / (FGIC Insurance) (Aaa
 AAA)
  6.50%, 05/15/03               $   2,300  $      2,565
Los Angeles, California
 Department of Water & Power
 Electric Plant Revenue
 Refunding Bonds (Aa3 A+)
  4.50%, 08/15/01                   2,270         2,310
Los Angeles, California State
 Building Authority Revenue
 Refunding Bonds (California
 Department of General
 Services) (A A)
  5.60%, 05/01/04                   1,000         1,071
Los Angeles, California State
 Building Authority Revenue
 Refunding Bonds (California
 Department of General
 Services) Series A (A A)
  4.70%, 05/01/99                     450           455
Los Angeles, California
 Unified School District
 Certificates of Participation
 (Multiple Properties) Series
 1994B / (AMBAC Insurance)
 (Aaa AAA)
  5.70%, 12/01/99                   3,215         3,328
Los Angeles, California
 Wastewater System Revenue
 Bonds Series A (A1 A)
  6.60%, 02/01/99                   1,775         1,821
Morgan Hill, California
 Unified School District
 Certificates of Participation
 (A1-)
  4.80%, 08/01/99                     510           516
Orange County, California
 Municipal Water Facilities
 Certificates of Participation
 (Allen-Mccolloch Pipeline) /
 (MBIA Insurance) (Aaa AAA)
  4.60%, 07/01/01                   3,000         3,071
Rancho, California Water
 District Financing Authority
 Revenue Bonds /
 (Toronto-Dominion Bank LOC)
 (- AA)
  4.70%, 09/15/01                   2,500         2,547
Rim World, California Unified
 School District Certificates
 of Participation (Measure V
 Capital Improvement Projects)
 / (AMBAC Insurance) (Aaa AAA)
  5.90%, 09/01/01                   1,490         1,589
Riverside County, California
 Public Financing Authority
 Special Tax Revenue Bonds
 Series A / (MBIA Insurance)
 (Aaa AAA)
  4.40%, 09/01/01                   1,750         1,785
                                   Par        Value
                                ---------  ------------
Sacramento, California
 Regional County Sanitation
 District (AA2 AA)(d)
  5.00%, 08/01/03               $   2,100  $      2,200
San Francisco, California Bay
 Area Rapid Transit District
 Sales Tax Revenue Bonds (AA3
 AA-)(d)
  5.50%, 07/01/05                   3,000         3,244
San Francisco, California Port
 Commission Revenue Refunding
 Bonds (A BBB+)
  5.00%, 07/01/00                   1,500         1,528
San Joaquin, California Area
 Flood Control Agency
 Improvement Bond Act 1914
 Special Assessment Bonds
 (Flood Protection Restoration
 Assessment) / (FSA Insurance)
 (Aaa AAA)
  5.10%, 09/02/03                   1,670         1,728
San Jose, California Financing
 Authority Revenue Bonds
 (Convention Center) Series C
 (A1 A+)
  5.90%, 09/01/04                   2,500         2,681
San Ramon Valley, California
 Unified School District
 Certificates of Participation
 (Measure A Capital Project)
 Series A / (Escrowed to
 Maturity with Government
 Securities) (A2 -)
  4.90%, 10/01/99                   1,100         1,119
Santa Monica, California
 Wastewater Enterprise Revenue
 Bonds (Hyperion Project)
 Series A (Pre-Refunded) (A1
 A+)
  6.25%, 01/01/02                   1,250         1,367
Southern California
 Metropolitan Water District
 Revenue Bonds (Aa2 AA)
  6.63%, 07/01/01                   1,000         1,098
Southern California Public
 Power Authority Project
 Revenue Bonds (San Juan Power
 Project Unit 3) Series A /
 (MBIA Insurance) (Aaa AAA)
  5.00%, 01/01/04                   1,600         1,672
Southern California Public
 Power Authority Refunding
 Project Series A
 (Pre-Refunded) (Aaa AAA)
  6.00%, 07/01/00                   1,750         1,833

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   Par        Value
                                ---------  ------------
Stockton, California Health
 Facilities Revenue Bonds (St.
 Joseph Medical Center) Series
 A / (MBIA Insurance) (Aaa
 AAA)
  4.60%, 06/01/00               $     200  $        204
                                           ------------
TOTAL MUNICIPAL BONDS
 (Cost $66,370)                                  67,580
                                           ------------
 VARIABLE RATE OBLIGATIONS--10.6%(b)
California Pollution Control
 Financing Authority Revenue
 Bonds (Pacific Gas & Electric
 Company) Series 1996F /
 (Banque Nationale de Paris
 LOC) (- AA+)
  3.60%, 03/02/98                     100           100
California Pollution Control
 Financing Authority Revenue
 Bonds (Southern California
 Edison) Series 1986A (A1 A+)
  3.90%, 03/02/98                     100           100
California Pollution Control
 Financing Authority Revenue
 Bonds (Southern California
 Edison) Series 1986B (A1 A+)
  3.90%, 03/02/98                     300           300
California Pollution Control
 Financing Authority Revenue
 Bonds (Southern California
 Edison) Series 1986C (A1 A+)
  3.90%, 03/02/98                     800           800
California Pollution Control
 Financing Authority Revenue
 Bonds (Southern California
 Edison) Series 1986D (A1 A+)
  3.90%, 03/02/98                     600           600
California Pollution Control
 Financing Authority Revenue
 Bonds / (Kredietbank, N.V. &
 Societe Generale LOC) (- AA-)
  3.65%, 03/02/98                   1,200         1,200
California Pollution Control
 Financing Authority Solid
 Waste Disposal Revenue Bonds
 (Shell Martinez) Series 1996A
 (Shell Corp. Guaranty) (Aa1
 AAA)
  3.50%, 03/02/98                     500           500

                                   Par        Value
                                ---------  ------------
California State Economic
 Development Financing
 Authority Industrial
 Development Revenue Bonds
 (Serra Mission Project)
 Series 1997A / (Dresdner Bank
 AG LOC) (- A+)
  3.65%, 03/02/98               $     900  $        900
California Statewide Community
 Development Authority
 Certificates of Participation
 (California Retired Officers)
 / (Dresdner Bank LOC) (Aa1-)
  3.60%, 03/02/98                     700           700
Irvine Ranch, California Water
 District Consolidated Revenue
 Refunding Bonds (Districts
 105, 250 & 290) Series 1991 /
 (National Westminster Bank
 PLC LOC) (Aa2 AA)
  3.65%, 03/02/98                     100           100
Irvine Ranch, California Water
 District Consolidated Revenue
 Refunding Bonds (Districts
 140, 240, 105, 250 / (Bank of
 America LOC) (Aa2 AA-)
  3.65%, 03/02/98                     100           100
Irvine, California Improvement
 Bonds Act 1915 / (Canadian
 Imperial Bank of Commerce
 LOC) (Aa3 AA-)
  3.65%, 03/02/98                   2,000         2,000
Orange County, California
 Sanitation District
 Certificates of Participation
 (Districts 1, 2, 3, 6, 7 &
 11) Series 1992C / (FGIC
 Insurance & FGIC SPA) (Aaa
 AAA)
  3.60%, 03/02/98                     600           600
                                           ------------
TOTAL VARIABLE RATE OBLIGATIONS
 (Cost $8,000)                                    8,000
                                           ------------
 SHORT-TERM INVESTMENTS--0.1%(C)
Provident Institutional
 Funds-- California Money Fund
 Portfolio
  2.85%, 03/07/98                      42            42
                                           ------------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $42)                                          42
                                           ------------
TOTAL INVESTMENTS--100%
 (Cost $74,412)                            $     75,622
                                           ------------
                                           ------------

SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (in thousands)
February 28, 1998 (Unaudited)

                                        Par       Value
                                     ---------  ---------
 MUNICIPAL BONDS--98.5%(a)
Alta Loma, California Elementary
 School District General Obligation
 Bonds Series 2 / (AMBAC Insurance)
 (Aaa AAA)
  5.88%, 06/01/08                    $     840  $     915
  5.88%, 06/01/09                          860        932
Antioch Area, California Public
 Facilities Financing Agency
 Special Tax Community Facilities
 Revenue Bonds Series 1989-1 /
 (FGIC Insurance) (Aaa AAA)
  5.25%, 08/01/07                        1,985      2,087
Bay Area Government Assoc. of
 California Revenue Bonds Series
 1997A-6 / (FSA Insurance) (Aaa
 AAA)
  5.25%, 12/15/17                        1,200      1,215
California Educational Facilities
 Authority Revenue Bonds (Loyola
 Marymount University) Series 1992B
 (A1-)
  6.60%, 10/01/22                        1,450      1,628
California Educational Facilities
 Authority Revenue Bonds (Mills
 College) Series 1992 (A -)
  6.88%, 09/01/22                          500        566
California Educational Facilities
 Authority Revenue Bonds (St.
 Mary's College) Series 1993 (A -)
  5.00%, 10/01/12                        3,000      2,978
California Educational Facilities
 Authority Revenue Bonds
 (University of Southern
 California) Series C (Aa3 AA)
  5.13%, 10/01/28                        2,000      1,995
California Educational Facilities
 Authority Revenue Refunding Bonds
 (Stanford University) Series M
 (Aaa AAA)
  5.25%, 12/01/26                        2,320      2,349
California Health Facilities
 Financing Authority Revenue Bond
 (Sutter Health) Series A / (FSA
 Insurance) (Aaa AAA)
  5.00%, 08/15/37                        4,000      3,855

                                        Par       Value
                                     ---------  ---------
California Health Facilities
 Financing Authority Revenue Bonds
 (Assoc. of Retarded Citizens)
 Series 1991 / (California Mortgage
 Insurance)
 (- A+)
  7.00%, 05/01/21                    $     455  $     493
California Health Facilities
 Financing Authority Revenue Bonds
 (Children's Hospital) / (MBIA
 Insurance) (Aaa AAA)
  5.38%, 07/01/16                        5,180      5,284
  5.38%, 07/01/20                        3,400      3,443
California Health Facilities
 Financing Authority Revenue Bonds
 (Marshall Hospital) Series 1992A /
 (California Mortgage Insurance) (-
 A+)
  6.63%, 11/01/22                        4,000      4,340
California Housing Finance Agency
 Home Mortgage Revenue Bonds Series
 1994G (Aa2 AA-)
  7.20%, 08/01/14                        3,000      3,308
California Housing Finance Agency
 Home Mortgage Revenue Bonds Series
 1995L / (MBIA Insurance) (Aaa AAA)
  5.90%, 08/01/17                        1,000      1,055
California Housing Finance Agency
 Multi Unit Rental Housing Revenue
 Bonds II Series 1992B (A1 A+)
  6.70%, 08/01/15                        1,000      1,071
California State Department of
 Water Revenue Bonds (Center Valley
 Project) Series S (Aa2 AA)
  5.00%, 12/01/22                        1,200      1,176
California State Public Works Board
 Lease Revenue Refunding Bonds
 (Various California State
 University Projects) / (AMBAC
 Insurance) (Aaa AAA)
  5.38%, 10/01/17                          200        205
California State Public Works Board
 Lease Revenue Refunding Bonds
 (Various California State
 University Projects) Series 1992A
 (Aa3 A)
  5.50%, 06/01/10                        3,000      3,266

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                        Par       Value
                                     ---------  ---------
California Statewide Community
 Development Authority Hospital
 Revenue Bonds Certificates of
 Participation (Cedars-Sinai
 Medical Center) Series 1992 (A1-)
  6.50%, 08/01/15                    $   1,250  $   1,345
California Statewide Community
 Development Authority Hospital
 Revenue Bonds Certificates of
 Participation
 (St. Joseph Health Systems) (Aa3
 AA)
  6.50%, 07/01/15                        2,000      2,290
Central Coast Water Authority
 Revenue Bonds (State Water Project
 Regional Facilities) / (AMBAC
 Insurance) (Aaa AAA)
  5.00%, 10/01/22                        1,000        979
Chico, California Unified School
 District General Obligation Bonds
 Series C / (MBIA Insurance) (Aaa
 AAA)
  6.75%, 06/01/17                          500        553
Colton, California Public Financing
 Authority Revenue Bonds / (FSA
 Insurance) (Aaa AAA)
  5.45%, 09/01/19                        3,020      3,107
Contra Costa County, California
 Certificates of Participation
 (Merrithew Memorial Hospital
 Project) / (MBIA Insurance) (Aaa
 AAA)
  5.38%, 11/01/17                        2,180      2,243
Dublin San Ramon Service District,
 California Revenue Bonds / (AMBAC
 Insurance) (Aaa AAA)
  5.00%, 12/01/20                        1,865      1,821
East Bay Municipal Utility District
 Water System Revenue Refunding
 Bonds / (FGIC Insurance) (Aaa AAA)
  5.00%, 06/01/26                        4,800      4,686
Encina, California Financing Joint
 Powers Authority Wastewater
 Revenue Bonds / (AMBAC Insurance)
 (Aaa AAA)
  5.13%, 08/01/14                        3,160      3,200

                                        Par       Value
                                     ---------  ---------
Fresno, California Health Facility
 Revenue Bonds (Holy Cross Health
 System--St. Agnes Medical Center)
 Series 1991 (Aa AA)
  6.50%, 06/01/11                    $     550  $     588
Los Angeles County, California
 Public Works Financing Authority
 Lease Revenue Bonds (Multiple
 Capital Facilities Project V-B) /
 (AMBAC Insurance) (Aaa AAA)
  5.20%, 12/01/09                        1,680      1,781
Los Angeles County, California
 Public Works Financing Authority
 Lease Revenue Bonds (Master
 Refunding Project) / (FSA
 Insurance) (Aaa AAA)
  5.25%, 03/01/15                        1,000      1,010
Los Angeles County, California
 Public Works Financing Authority
 Lease Revenue Multiple Certificate
 of Participation (Facilities
 Project) Series 1997A / (MBIA
 Insurance) (Aaa AAA)
  5.25%, 09/01/15                        1,070      1,099
Los Angeles County, California
 Public Works Financing Authority
 Lease Revenue Multiple
 Certificates of Participation
 (Facilities Project V) Series
 1996A / (AMBAC Insurance) (Aaa
 AAA)
  5.13%, 06/01/17                        2,000      1,998
Los Angeles County, California
 Public Works Financing Authority
 Lease Revenue Refunding Bonds
 Series 1996A / (MBIA Insurance)
 (Aaa AAA)
  5.25%, 09/01/13                        2,000      2,063
Los Angeles County, California
 Transportation Commission Sales
 Tax Revenue Refunding Bonds Series
 1991B (A1 AA-)
  6.50%, 07/01/13                          555        598
Los Angeles, California Department
 of Airports Revenue Bonds Series
 1995A / (FGIC Insurance) (Aaa AAA)
  5.50%, 05/15/10                          560        594

--------------------------------------------------------------------------------

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (in thousands)
February 28, 1998 (Unaudited)

                                        Par       Value
                                     ---------  ---------
Los Angeles, California Department
 of Water & Power Electric Plant
 Revenue Bonds (Aa3 A+)
  6.00%, 01/15/11                    $     865  $     929
Metropolitan Water District of
 Southern California Waterworks
 Revenue Bonds Series A (Aa2 AA)
  5.00%, 07/01/26                        2,500      2,441
Modesto, California Public
 Financing Authority Lease Revenue
 Bonds (Capital Imports & Refunding
 Project) / (AMBAC Insurance) (Aaa
 AAA)(d)
  5.13%, 09/01/20                        6,740      6,683
Northern California Power Agency
 Multiple Capital Facilities
 Revenue Bonds Series 1992A / (MBIA
 Insurance) (Aaa AAA)
  6.50%, 08/01/12                        3,300      3,638
Oceanside, California Building
 Authority Certificates of
 Participation Refunding Bonds
 Series 1993A (A BBB+)
  6.38%, 04/01/12                        1,250      1,347
Orange County, California Community
 Facilities District Special Tax
 Revenue Bonds (Number 87-4) Series
 A / (MBIA Insurance) (Aaa AAA)
  5.25%, 08/15/19                        2,000      2,015
Orange County, California Water
 District Certificates of
 Participation (1989 Project) (Aa
 AA)
  6.50%, 08/15/11                        1,150      1,218
Reedly, California Redevelopment
 Agency Tax Allocation
 (Redevelopment Project) Series A /
 (MBIA Insurance) (Aaa AAA)
  5.00%, 11/01/23                        1,620      1,571
Riverside County, California Asset
 Leasing Corp. Revenue Bonds
 (Riverside County Hospital
 Project) Series B / (MBIA
 Insurance) (Aaa AAA)
  5.00%, 06/01/19                        1,000        981
                                        Par       Value
                                     ---------  ---------
Riverside County, California Public
 Financing Authority Tax Allocation
 Bonds (Redevelopment Project A)
 (Baa2 BBB-)
  5.63%, 10/01/33                    $   4,905  $   5,003
Sacramento, California Regional
 Transit District Certificates of
 Participation Series 1992A (A1-)
  6.38%, 03/01/05                          250        268
Sacramento, California Regional
 Transit District Refunding
 Certificates of Participation
 (Light Rail Transportation
 Project) (A2 A+)
  6.75%, 07/01/07                        2,000      2,178
Salidas, California Area Public
 Facilities Financing Agency
 Facilities District Special Tax
 Series 1988-1 / (FSA Insurance)
 (Aaa AAA)
  5.25%, 09/01/28                        3,000      3,004
San Bernadino County, California
 Transportation Authority Tax
 Revenue Series A / (MBIA
 Insurance) (Aaa AAA)
  6.25%, 03/01/10                        4,000      4,655
San Bernardino County, California
 Certificates of Participation
 (West Valley Detention Center) /
 (MBIA Insurance) (Aaa AAA)
  6.50%, 11/01/12                          420        463
San Diego, California Public
 Facilities Financing Authority
 Sewer Revenue Bonds / (FGIC
 Insurance) (Aaa AAA)
  5.25%, 05/15/22                        2,200      2,214
  5.00%, 05/15/25                        4,045      3,944
San Diego, California Water
 Authority Certificate of
 Participation Series A
 (Aa3 AA-)(d)
  4.75%, 05/01/18                        1,500      1,436
San Francisco, California Bay Area
 Rapid Transit District Sales Tax
 Revenue Bonds / (AMBAC Insurance)
 (AAA AAA)(d)
  5.00%, 07/01/28                        2,000      1,948
San Francisco, California Bay Area
 Rapid Transit District Sales Tax
 Revenue Bonds Series 1995 / (FGIC
 Insurance) (Aaa AAA)
  5.50%, 07/01/15                        1,500      1,566

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                        Par       Value
                                     ---------  ---------
San Francisco, California City &
 County Airports Revenue Bonds 2nd
 Series, Issue 11 / (FGIC
 Insurance) (Aaa AAA)
  6.20%, 05/01/19                    $   2,000  $   2,163
  5.63%, 05/01/21                        2,000      2,090
San Francisco, California Downtown
 Parking Corp. Revenue Bonds (A -)
  6.65%, 04/01/18                          500        543
San Joaquin Hills, California
 Transportation Corridor Agency
 Toll Road Revenue Bonds Series
 1997A / (MBIA Insurance) (Aaa AAA)
  5.25%, 01/15/30                        4,000      4,020
San Mateo, California JT Powers
 Authority Lease Revenue Bonds
 Series A / (FSA Insurance) (Aaa
 AAA)
  5.13%, 07/15/32                        3,500      3,491
Santa Clara County, California
 Financing Authority Lease Revenue
 Bonds (VMC Facility Replacement
 Project) Series 1994A / (AMBAC
 Insurance) (Aaa AAA)
  7.75%, 11/15/10                        1,460      1,911
  6.88%, 11/15/14                        2,000      2,353
Santa Clara County, California
 Financing Authority Lease Revenue
 Bonds / (AMBAC Insurance) (Aaa
 AAA)
  5.00%, 11/15/17                        3,500      3,465
Santa Clara, California
 Redevelopment Agency Tax
 Allocation Revenue Refunding Bonds
 (Bayshore North Project) / (AMBAC
 Insurance) (Aaa AAA)
  7.00%, 07/01/10                        1,500      1,841
Stockton, California Revenue
 Certificates of Participation
 (Wastewater Systems Project)
 Series A / (MBIA Insurance) (Aaa
 AAA)
  5.20%, 09/01/29                        3,500      3,491
Temecula, California Community
 Services District Certificates of
 Participation (Community
 Recreation Center Project) Series
 1992 (- A)
  7.12%, 10/01/12                        1,000      1,111

                                        Par       Value
                                     ---------  ---------
Tri City, California Hospital
 District Revenue Bonds Series
 1996A / (MBIA Insurance) (Aaa AAA)
  5.63%, 02/15/17                    $   1,000  $   1,051
University of California Revenue
 Bonds (University of California
 Hospital Medical Center Project) /
 (AMBAC Insurance) (Aaa AAA)
  5.75%, 07/01/24                        2,000      2,120
Vallejo, California Revenue
 Refunding Bonds Water Import
 Series A / (FSA Insurance) (Aaa
 AAA)
  5.70%, 05/01/16                        2,000      2,118
West Basin County, California
 Municipal Water District
 Certificates of Participation
 Revenue Refunding Bonds Series
 1997A / (AMBAC Insurance) (Aaa
 AAA)
  5.50%, 08/01/22                        1,000      1,038
West Basin Municipal Water District
 Certificates of Participation
 Revenue Refunding Bonds Series
 1997A / (AMBAC Insurance) (Aaa
 AAA)
  5.50%, 08/01/17                          500        523
Westminster, California Public
 Financing Authority Certificates
 of Participation (1994 Civic
 Center & Street Improvement
 Project) (- A-)
  7.00%, 06/01/19                        3,325      3,670
                                                ---------
TOTAL MUNICIPAL BONDS
 (Cost $147,793)                                  156,617
                                                ---------

 VARIABLE RATE OBLIGATIONS--1.5%(b)
California Pollution Control
 Financing Authority Revenue Bonds
 / (Kredietbank, N.V. & Societe
 Generale LOC) (- AA-)
  3.65%, 03/02/98                          200        200
Chula Vista, California Industrial
 Development Revenue Bonds (San
 Diego Gas & Electric) Series 1996A
 (A2 A)
  3.50%, 03/02/98                          400        400
Irvine Ranch, California Water
 District Consolidated Revenue
 Refunding Bonds (Districts 102,
 103, 105 & 106) / (Commerzbank AG
 LOC) (Aa2 AA-)
  3.65%, 03/02/98                          100        100

--------------------------------------------------------------------------------

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (in thousands)
February 28, 1998 (Unaudited)

                                        Par       Value
                                     ---------  ---------
Irvine Ranch, California Water
 District Consolidated Revenue
 Refunding Bonds Election
 (Improvement District No. 284)
 Series 1988A / (Landesbank
 Hessen-Thuringen Girozentrale LOC)
 (- AAA)
  3.55%, 03/02/98                    $     300  $     300
Irvine Ranch, California Water
 District Consolidated Revenue
 Refunding Bonds Series 1985A-3 /
 (Landesbank Hessen-Thuringen
 Girozentrale LOC) (- AAA)
  3.65%, 03/02/98                          200        200
Irvine Ranch, California Water
 District Consolidated Revenue
 Refunding Bonds Series 1985B-2 /
 (Landesbank Hessen-Thuringen
 Girozentrale LOC) (- AAA)
  3.55%, 03/02/98                          300        300
Irvine Ranch, California Water
 District Consolidated Revenue
 Refunding Bonds Series 1993A /
 (Bank of America LOC) (Aa2 AA-)
  3.55%, 03/02/98                          200        200
                                        Par       Value
                                     ---------  ---------
Irvine, California Improvement
 Bonds Act 1915 / (Canadian
 Imperial Bank of Commerce LOC)
 (Aa3 AA-)
  3.65%, 03/02/98                    $     700  $     700
                                                ---------
TOTAL VARIABLE RATE OBLIGATIONS
 (Cost $2,400)                                      2,400
                                                ---------

 SHORT-TERM INVESTMENTS--0.0%(c)
Provident Institutional Funds--
 California Money Fund Portfolio
  2.85%, 03/07/98                           65         65
                                                ---------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $65)                                            65
                                                ---------
TOTAL INVESTMENTS--100%
 (Cost $150,258)                                $ 159,082
                                                ---------
                                                ---------

SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULES OF INVESTMENTS
February 28, 1998 (Unaudited)

Parenthetical disclosures which follow each security represent independent bond ratings, where available, as provided by Moody's Investors Service, Inc. and Standard & Poor's Ratings Group which were in effect on the report date.

(a)  Interest rates represent coupon rate of security.

(b) Variable rate securities. Interest rates vary periodically based on current market rates. Rates shown are the effective rates on report date. Dates shown represent the earlier of the demand date or next interest rate change date, which is considered the maturity date for financial reporting purposes. For variable rate securities without demand features and which mature in less than one year, the next interest reset date is shown.

(c)  Interest rates represent the yield on report date.

(d) Security traded on a delayed-delivery basis. Payment and delivery is scheduled for a future time, generally within two weeks of entering into the transaction. The transaction is subject to market fluctuation and to the risk that the value may be more or less than the purchase price when the transaction was initiated. The Fund has set aside sufficient investment securities as collateral for securities purchased on a delayed-delivery basis.

Abbreviations
---------

AMBAC      American Municipal Bond Assurance Corp.
FGIC       Federal Guaranty Insurance Company
FSA        Financial Security Assurance
LOC        Letter of Credit
MBIA       Municipal Bond Investors Assurance

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES (in thousands)
February 28, 1998 (Unaudited)

                                                                                   Schwab          Schwab
                                                                                 California      California
                                                                              Short/Intermediate  Long-Term
                                                                                  Tax-Free        Tax-Free
                                                                                  Bond Fund       Bond Fund
                                                                              -----------------  -----------
ASSETS
Investments, at value (Cost: $74,412 and $150,258, respectively)                  $  75,622       $ 159,082
Receivables:
  Interest                                                                              861           2,047
  Fund shares sold                                                                       81              41
Deferred organization costs                                                              --               1
Prepaid expenses                                                                         --               1
                                                                                   --------      -----------
    Total assets                                                                     76,564         161,172
                                                                                   --------      -----------

LIABILITIES
Payables:
  Dividends                                                                              25              66
  Investments purchased                                                               5,451           8,639
  Fund shares redeemed                                                                   42              55
  Investment advisory fee                                                                --               1
Other liabilities                                                                        97             116
                                                                                   --------      -----------
    Total liabilities                                                                 5,615           8,877
                                                                                   --------      -----------
Net assets applicable to outstanding shares                                       $  70,949       $ 152,295
                                                                                   --------      -----------
                                                                                   --------      -----------

NET ASSETS CONSIST OF:
Paid-in-capital                                                                   $  70,545       $ 144,002
Distributions in excess of net investment income                                        (17)            (40)
Accumulated net realized loss on investments sold                                      (789)           (491)
Net unrealized appreciation on investments                                            1,210           8,824
                                                                                   --------      -----------
                                                                                  $  70,949       $ 152,295
                                                                                   --------      -----------
                                                                                   --------      -----------

PRICING OF SHARES
Outstanding shares, $0.00001 par value (unlimited shares authorized)                  6,934          13,314
Net asset value, offering and redemption price per share                             $10.23          $11.44

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS (in thousands)
For the six months ended February 28, 1998 (Unaudited)

                                                                                    Schwab            Schwab
                                                                                  California        California
                                                                              Short/Intermediate     Long-Term
                                                                                   Tax-Free          Tax-Free
                                                                                   Bond Fund         Bond Fund
                                                                              -------------------  -------------

Interest Income                                                                    $   1,408         $   3,627
                                                                                     -------       -------------
Expenses:
  Investment advisory and administration fee                                             125               275
  Transfer agency and shareholder service fees                                            77               168
  Custodian fees                                                                          22                40
  Professional fees                                                                       21                15
  Shareholder reports                                                                     32                51
  Trustees' fees                                                                           7                 7
  Registration fees                                                                        1                 2
  Amortization of deferred organization costs                                              1                 1
  Insurance and other expenses                                                            14                22
                                                                                     -------       -------------
                                                                                         300               581
Less: expenses reduced (see Note 4)                                                     (150)             (252)
                                                                                     -------       -------------
    Total expenses incurred by Fund                                                      150               329
                                                                                     -------       -------------
Net investment income                                                                  1,258             3,298
                                                                                     -------       -------------
Net realized gain on investments sold                                                      8               758
Net unrealized appreciation on investments                                               464             3,265
                                                                                     -------       -------------
  Net gain on investments                                                                472             4,023
                                                                                     -------       -------------
Increase in net assets resulting from operations                                   $   1,730         $   7,321
                                                                                     -------       -------------
                                                                                     -------       -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (in thousands)

                                                                        Schwab                     Schwab
                                                                      California                 California
                                                                  Short/Intermediate              Long-Term
                                                                       Tax-Free                   Tax-Free
                                                                      Bond Fund                   Bond Fund
                                                              --------------------------  -------------------------
                                                               Six months                  Six months
                                                                  ended         Year         ended         Year
                                                              February 28,      ended     February 28,     ended
                                                                  1998       August 31,       1998      August 31,
                                                               (Unaudited)      1997      (Unaudited)      1997
                                                              -------------  -----------  ------------  -----------
Operations:
  Net investment income                                         $   1,258     $   2,151    $    3,298    $   5,810
  Net realized gain on investments sold                                 8            51           758        1,036
  Net unrealized appreciation on investments                          464           522         3,265        3,626
                                                              -------------  -----------  ------------  -----------
  Increase in net assets resulting from operations                  1,730         2,724         7,321       10,472
                                                              -------------  -----------  ------------  -----------
Dividends to shareholders from net investment income               (1,270)       (2,150)       (3,335)      (5,809)
Dividends in excess of net investment income                          (17)           --           (40)          --
Dividends from realized gain on investments                            --            --            --           --
                                                              -------------  -----------  ------------  -----------
    Total distributions                                            (1,287)       (2,150)       (3,375)      (5,809)
                                                              -------------  -----------  ------------  -----------
Capital share transactions
  Proceeds from shares sold                                        22,859        27,426        33,539       38,540
  Net asset value of shares issued in reinvestment of
    dividends                                                         972         1,635         2,153        3,624
  Less payments for shares redeemed                               (12,201)      (16,547)      (12,627)     (23,159)
                                                              -------------  -----------  ------------  -----------
  Increase in net assets from capital share transactions           11,630        12,514        23,065       19,005
                                                              -------------  -----------  ------------  -----------
    Total increase in net assets                                   12,073        13,088        27,011       23,668
Net assets:
  Beginning of period                                              58,876        45,788       125,284      101,616
                                                              -------------  -----------  ------------  -----------
  End of period (including distributions in excess of net
    investment income and undistributed net investment
    income of ($17), $12, ($40) and $37, respectively)          $  70,949     $  58,876    $  152,295    $ 125,284
                                                              -------------  -----------  ------------  -----------
                                                              -------------  -----------  ------------  -----------
Number of Fund shares:
  Sold                                                              2,238         2,711         2,951        3,532
  Reinvested                                                           95           162           190          333
  Redeemed                                                         (1,196)       (1,638)       (1,118)      (2,132)
                                                              -------------  -----------  ------------  -----------
  Net increase in shares outstanding                                1,137         1,235         2,023        1,733
Shares outstanding:
  Beginning of period                                               5,797         4,562        11,291        9,558
                                                              -------------  -----------  ------------  -----------
  End of period                                                     6,934         5,797        13,314       11,291
                                                              -------------  -----------  ------------  -----------
                                                              -------------  -----------  ------------  -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

    For a share outstanding throughout each period:

                                                Six months
                                                  ended                                             Period
                                               February 28,         Year ended August 31,           ended
                                                   1998       ----------------------------------  August 31,
                                               (Unaudited)     1997     1996     1995     1994      1993**
                                               ------------   -------  -------  -------  -------  ----------
Net asset value at beginning of period           $ 10.16      $ 10.04  $ 10.06  $  9.89  $ 10.13   $ 10.00
                                               ------------   -------  -------  -------  -------  ----------
Income from investment operations
  Net investment income                             0.21         0.43     0.43     0.42     0.37      0.13
  Net realized and unrealized gain (loss) on
    investments                                     0.07         0.12    (0.02)    0.17    (0.24)     0.13
                                               ------------   -------  -------  -------  -------  ----------
    Total from investment operations                0.28         0.55     0.41     0.59     0.13      0.26
Less distributions
  Dividends from net investment income             (0.21)       (0.43)   (0.43)   (0.42)   (0.37)    (0.13)
  Dividends in excess of net investment
    income++                                          --           --       --       --       --        --
  Dividends from realized gain on investments         --           --       --       --       --        --
                                               ------------   -------  -------  -------  -------  ----------
    Total distributions                            (0.21)       (0.43)   (0.43)   (0.42)   (0.37)    (0.13)
                                               ------------   -------  -------  -------  -------  ----------
Net asset value at end of period                 $ 10.23      $ 10.16  $ 10.04  $ 10.06  $  9.89   $ 10.13
                                               ------------   -------  -------  -------  -------  ----------
                                               ------------   -------  -------  -------  -------  ----------
Total return (not annualized)                       2.80%        5.54%    4.11%    6.17%    1.29%     2.57%
Ratios/Supplemental data
  Net assets, end of period (000s)               $70,949      $58,876  $45,788  $40,639  $48,649   $44,545
  Ratio of expenses to average net assets+          0.49%*       0.49%    0.49%    0.50%    0.48%     0.45%*
  Ratio of net investment income to average
    net assets+                                     4.11%*       4.21%    4.23%    4.29%    3.69%     3.49%*
  Portfolio turnover rate                              9%          23%      20%      62%      35%        0%

--------------------
  + The information contained in the above table is based on actual expenses for the periods, after giving effect to the portion of expenses reduced by the Investment Manager and Schwab. Had these expenses not been reduced, the Fund's expense and net investment income ratios would have been:

    Ratio of expenses to average net assets         0.98%*       0.89%    0.87%    0.84%    0.86%     1.25%*
    Ratio of net investment income to average
    net assets                                      3.62%*       3.81%    3.85%    3.95%    3.31%     2.69%*

 ++ Amount per share does not round to a full penny.

  * Annualized

 ** For the period April 21, 1993 (commencement of operations) to August 31,
    1993.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

    For a share outstanding throughout each period:

                                                Six months
                                                  ended                                              Eight months      Period
                                               February 28,           Year ended August 31,             ended          ended
                                                   1998       -------------------------------------   August 31,    December 31,
                                               (Unaudited)      1997      1996     1995      1994        1993          1992**
                                               ------------   --------  --------  -------  --------  ------------   ------------
Net asset value at beginning of period           $  11.10     $  10.63  $  10.53  $ 10.40  $  11.26    $  10.58       $ 10.00
Income from investment operations
  Net investment income                              0.27         0.56      0.57     0.56      0.56        0.38          0.51
  Net realized and unrealized gain (loss) on
    investments                                      0.35         0.47      0.10     0.13     (0.74)       0.68          0.58
                                               ------------   --------  --------  -------  --------  ------------   ------------
    Total from investment operations                 0.62         1.03      0.67     0.69     (0.18)       1.06          1.09
Less distributions
  Dividends from net investment income              (0.28)       (0.56)    (0.57)   (0.56)    (0.56)      (0.38)        (0.51)
  Dividends in excess of net investment
    income++                                           --           --        --       --        --          --            --
  Dividends from realized gain on investments          --           --        --       --     (0.12)         --            --
                                               ------------   --------  --------  -------  --------  ------------   ------------
    Total distributions                             (0.28)       (0.56)    (0.57)   (0.56)    (0.68)      (0.38)        (0.51)
                                               ------------   --------  --------  -------  --------  ------------   ------------
Net asset value at end of period                 $  11.44     $  11.10  $  10.63  $ 10.53  $  10.40    $  11.26       $ 10.58
                                               ------------   --------  --------  -------  --------  ------------   ------------
                                               ------------   --------  --------  -------  --------  ------------   ------------
Total return (not annualized)                        5.65%        9.95%     6.43%    6.98%    (1.70%      10.13%        11.10%
Ratios/Supplemental data
  Net assets, end of period (000s)               $152,295     $125,284  $101,616  $90,045  $106,432    $138,067       $72,969
  Ratio of expenses to average net assets+           0.49%*       0.49%     0.49%    0.58%     0.60%       0.60%*        0.45%*
  Ratio of net investment income to average
    net assets+                                      4.91%*       5.17%     5.30%    5.54%     5.12%       5.18%*        5.72%*
  Portfolio turnover rate                              15%          35%       36%      46%       48%         47%          124%

--------------------
  + The information contained in the above table is based on actual expenses for the periods, after giving effect to the portion of expenses reduced by the Investment Manager and Schwab. Had these expenses not been reduced, the Fund's expense and net investment income ratios would have been:

    Ratio of expenses to average net assets          0.86%*       0.82%     0.82%    0.81%     0.80%       0.87%*        1.05%*
    Ratio of net investment income to
      average net assets                             4.53%*       4.84%     4.97%    5.31%     4.92%       4.91%*        5.12%*

 ++ Amount per share does not round to a full penny.

  * Annualized

 ** For the period February 24, 1992 (commencement of operations) to December
    31, 1992.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
For the six months ended February 28, 1998 (Unaudited)

1. DESCRIPTION OF THE FUNDS

The Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund (the "Funds") are series of Schwab Investments (the "Trust"), a no-load, open-end management investment company organized as a Massachusetts business trust on October 26, 1990 and registered under the Investment Company Act of 1940 (the "Act"), as amended.

In addition to the Funds, the Trust also offers--the Schwab 1000 Fund-Registered Trademark-, Schwab Short-Term Bond Market Index Fund, Schwab Total Bond Market Index Fund, Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund. The assets of each series are segregated and accounted for separately.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION--Bonds and notes are generally valued at prices obtained from an independent bond-pricing service. These securities are valued at the mean between the most recent bid and asked prices, or if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities within 60 days or less of maturity are stated at amortized cost, which approximates market value.

SECURITY TRANSACTIONS AND INTEREST INCOME--Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Realized gains and losses from security transactions are determined on an identified cost basis. Interest income is accrued on a daily basis and includes amortization of premium on investments. For callable bonds purchased at a premium, the excess of the purchase price over the call value is amortized against interest income through the call date. If the call provision is not exercised, any remaining premium is amortized through the final maturity date.

DIVIDENDS TO SHAREHOLDERS--Each Fund declares a daily dividend, from its net investment income for that day, payable monthly. Distributions of net capital gains, if any, are recorded on ex-dividend date, payable annually on a calendar year basis.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DEFERRED ORGANIZATION COSTS--Costs incurred in connection with the organization of the Funds and their initial registration with the Securities and Exchange Commission are amortized on a straight-line basis over a five-year period from each Fund's commencement of operations.

EXPENSES--Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all series of the Trust are generally allocated to each series in proportion to their relative net assets.

FEDERAL INCOME TAXES--It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each Fund is considered a separate entity for tax purposes.

At February 28, 1998, (for financial reporting and federal income tax purposes):

                                                                 Net Unrealized   Appreciated   Depreciated
                                                                  Appreciation    Securities    Securities
                                                                 --------------  -------------  -----------
  Schwab California Short/Intermediate Tax-Free Bond Fund         $  1,210,000   $   1,215,000   $   5,000
  Schwab California Long-Term Tax-Free Bond Fund                  $  8,824,000   $   8,880,000   $  56,000

CAPITAL LOSS CARRYFORWARDS--As of August 31, 1997, the unused capital loss carryforwards, for federal income tax purposes were as follows:

                                                 Schwab California    Schwab California
                                                Short/Intermediate        Long-Term
                                                Tax-Free Bond Fund   Tax-Free Bond Fund
                                                -------------------  -------------------
Expiring in:
08/31/03                                           $     100,000                    --
08/31/04                                                 696,000       $     1,268,000
                                                      ----------     -------------------
    Total capital loss carryforwards               $     796,000       $     1,268,000
                                                      ----------     -------------------
                                                      ----------     -------------------

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT--The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager"). For advisory services and facilities furnished, the Funds each pay an annual fee, payable monthly, of 0.41% of each Fund's average daily net assets. The Investment Manager has reduced a portion of its fee for the six months ended February 28, 1998 (see Note 4).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRANSFER AGENCY AND SHAREHOLDER SERVICE AGREEMENTS--The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of each Fund's average daily net assets for transfer agency services and 0.20% of such assets for shareholder services. Schwab has reduced a portion of its fees for the six months ended February 28, 1998 (see Note 4).

OFFICERS AND TRUSTEES--Certain officers and trustees of the Trust are also officers and/or directors of the Investment Manager and/or Schwab. During the six months ended February 28, 1998, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning the Act. The Funds incurred fees aggregating $14,000 related to the Trust's unaffiliated trustees.

INTERFUND TRANSACTIONS--During the six months ended February 28, 1998, the Funds engaged in purchase and sale transactions with funds that have a common investment adviser, common trustees, and common officers. These transactions, made at current market value pursuant to Rule 17a-7 under the Act, were $14,300,000 and $28,600,000 for the Schwab California Short/ Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund, respectively.

4. EXPENSES REDUCED BY THE INVESTMENT MANAGER AND SCHWAB

The Investment Manager and Schwab guarantee that, through at least October 31, 1998, each Fund's total operating expenses will not exceed 0.49% of the Fund's average daily net assets after reductions. For the purpose of this guarantee, operating expenses do not include interest expenses, extraordinary expenses and taxes.

For the six months ended February 28, 1998, the total of such fees reduced by the Investment Manager and Schwab was $125,000 and $25,000 for the Schwab California Short/Intermediate Tax-Free Bond Fund, respectively, and the total of such fees reduced by the Investment Manager was $252,000 for the Schwab California Long-Term Tax-Free Bond Fund, respectively (see Financial Highlights).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities, other than short-term obligations, during the six months ended February 28, 1998, were as follows (in thousands):

                                                 Schwab California    Schwab California
                                                Short/Intermediate        Long-Term
                                                Tax-Free Bond Fund   Tax-Free Bond Fund
                                                -------------------  -------------------
Purchases                                           $    14,883          $    52,586
Proceeds of sales and maturities                    $     5,118          $    20,569

--------------------------------------------------------------------------------

                    SCHWABFUNDS FAMILY-REGISTERED TRADEMARK-

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money funds.

                         SCHWAB ASSET ALLOCATION FUNDS

                   Schwab MarketTrack-TM- Portfolios--High**
                 Schwab MarketTrack-TM- Portfolios--Balanced**
               Schwab MarketTrack-TM- Portfolios--Conservative**
                 Schwab MarketManager-TM- Portfolios--Growth***
                Schwab MarketManager-TM- Portfolios--Balanced***

                               SCHWAB STOCK FUNDS

                     Schwab 1000 Fund-Registered Trademark-
                              Schwab S&P 500 Fund
                  Schwab Analytics Fund-Registered Trademark-
               Schwab Small-Cap Index Fund-Registered Trademark-
             Schwab MarketManager-TM- Portfolios--Small Company***
             Schwab International Index Fund-Registered Trademark-Schwab MarketManager-TM- Portfolios--International***

                               SCHWAB BOND FUNDS

     Schwab Bond Index Funds--Total and Short-Term Bond Market Index Funds*
          Schwab Tax-Free Bond Funds--Long-Term and Short/Intermediate Schwab California Tax-Free Bond Funds--Long-Term and Short/Intermediate

                               SCHWAB MONEY FUNDS

Schwab offers an array of money funds that seek high current income with safety and liquidity.+ Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments-Registered Trademark-.

Please call 1-800-435-4000 for a free prospectus and brochure for any of the SchwabFunds-Registered Trademark-. This report must be preceded or accompanied by a current prospectus.

EACH PROSPECTUS PROVIDES MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES.
PLEASE READ IT CAREFULLY BEFORE INVESTING.

  * Formerly known as the Schwab Government Bond Funds--Long-Term and Short/Intermediate.
  + Investments in money market funds are neither insured nor guaranteed by the U.S. government, and there is no assurance that the funds will be able to maintain a stable share price of $1.
 ** Formerly called the Schwab Asset Director-Registered Trademark- Funds.
*** Formerly called the Schwab OneSource Portfolios.